UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 June 12, 2017

Bella Costa Designs Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-201403	30-0842831
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sector Central, Lote 31

Aldea Las Canoas

Guatemala

 (Address of principal executive offices)

347-708-0067

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2017, Bella Costa Designs Inc. (“Bella”) entered into a collaboration agreement (the “Agreement”) with Isabel Galicia Rodriguez (“IZ”, and together with Bella, the “Parties”). Pursuant to the Agreement, the Parties created Bella Costa Designs Caribbean LLC for the purpose of marketing and selling wedding and evening dresses from Asian and American suppliers in Latin America. Both Parties are members of the LLC with Bella having 40% and IZ having 60% stake.  Additionally, IZ is required to pay Bella a one time non-refundable fee of $20,000 after which all expenses and profits are to be shared according to stake holders percentage interest: Bella 40% and IZ 60%.

The respective duties of each Party are as follows:

      IZ Obligations:

-

Generating customer demand for the product, stimulating interests in product.

-

Furnish information to Bella in regard to marketing, sales, distribution, and prospective purchasers of the aforesaid products.

-

Implement and participate in sales promotion activities to benefit and improve sales of the product and assist in that regard.

-

Establish storage and delivery of product to clients in Guatemala from the storage point.

-

Handle all local customer requests.

Bella Obligations:

-

Making introductions to designers, technical designers, pattern makers, sample houses, production managers, and fabric houses.

-

Source suppliers with lowest cost quality product and negotiate and execute agreements.

-

Assist in transportation to Guatemala and dealing with customs.

-

Provide marketing coaching, coaching in Instagram, and blogging.

-

Negotiate costing with manufacturers and determining ways to reduce production costs without compromising quality or esthetics as well as methods to increase sales thru at the retail level to ensure reorders.

-

Maintain Books, Records and Tax Returns of the LLC.

-

Prepare and file annual and quarterly and Tax reports.

Prior to the date of the Agreement, Bella Costa Designs Inc. had no interaction, other than the negotiation of the Agreement, with Isabel Galicia Rodriguez.

ITEM 5.06 Change in Shell Company Status.

Item 1.01 of this Form 8-K is incorporated herein by reference.  Following the entry into the material definitive agreement described in Item 1.01 of this report on Form 8-K, Bella is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Collaboration agreement, by and between Bella Costa Designs Inc. and Isabel Galicia Rodriguez, dated June 12, 2017.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2017

Bella Costa Designs Inc. /s/ Nelson Perez ———————— By: Nelson Perez Title: CEO

Exhibit 10.1

COLLABORATION AGREEMENT

This collaboration agreement (the “Agreement”) is entered as of June 12, 2017, by and between Isabel Galicia Rodriguez “IZ” on the one hand, and Bella Costa Designs Inc. “Bella” on the other hand, with respect to the proposed formation of Bella Costa Designs Caribbean LLC for the purpose of marketing and selling wedding and evening dresses from Asian and American suppliers in Latin America.

This Agreement is entered into with reference to the following:

WHEREAS, Bella is a Nevada Corporation involved in business of importing wedding and evening dresses from Asia to be sold online to anyone in Guatemala and Latin America.

WHEREAS, IZ is an individual, wishes to collaborate with Bella in connection with establishing importing wedding and evening dresses and selling them in Guatemala.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Formation of the LLC

The parties have created a single purpose: Bella Costa Designs Caribbean LLC “LLC” for the purpose of marketing and selling wedding and evening dresses from Asian and American suppliers in Latin America. Both parties are members of the LLC with Bella having 40% and IZ having 60% stake.  Additionally IZ is required to pay Bella a one time non-refundable fee of $20,000 after which all expenses and profits are to be shared according to stake holders percentage ownership: Bella 40% and IZ 60%.

       IZ Obligations

-

Generating customer demand for the product, stimulating interests in product.

-

Furnish information to Bella in regard to marketing, sales, distribution, and prospective purchasers of the aforesaid products.

-

Implement and participate in sales promotion activities to benefit and improve sales of the product and assist in that regard.

-

Establish storage and delivery of product to clients in Guatemala from the storage point.

-

Handle all local customer requests.

Bella Obligations

-

Making introductions to designers, technical designers, pattern makers, sample houses, production managers, and fabric houses.

-              Source suppliers with lowest cost quality product and negotiate and execute agreements.

-

Assist in transportation to Guatemala and dealing with customs.

-

Provide marketing coaching, coaching in Instagram, and blogging.

-

Negotiate costing with manufacturers and determining ways to reduce production costs without compromising quality or esthetics as well as methods to increase sales thru at the retail level to ensure reorders.

-

Maintain Books, Records and Tax Returns of the LLC.

-

Prepare and file annual and quarterly and Tax reports.

Place of Business

The principal office of the business of the LLC will be located at Calzada Mateo Flores # 1208A, Guatemala or such other place as the Parties may from time to time designate.

Ownership, Capital Contributions, Income distribution

IZ is required to pay Bella a one time non-refundable fee of $20,000 after which the pe rcentage interests of the LLC of each member are established as follows: Bella 40% and IZ 60%. Each Member is to share the capital contribution and income distribution according to above stated proportion.

Withdrawal of Capital

No Party will withdraw any portion of their Capital Contribution without the express written consent of the remaining LLC member.

Additional Capital

Capital Contributions may be amended from time to time, according to the requirements of the Parties provided that the interests of the LLC members are not affected, except with the unanimous consent of the other Party.  No Party will be required to make Additional Capital Contributions.

Interest of Capital

No borrowing charge or loan interest will be due of payable to any Party on their agreed Capital Contribution inclusive of any agreed Additional Capital Contributions.

Financial Decisions

Decisions regarding the distribution of profits, allocation of losses, and the requirement for Additional Capital Contributions as well as all other financial matters will be decided by a unanimous vote of the Parties.

Books and Records

The Parties will have access to all books and records of the LLC for the purpose of performing quarterly reviews and annual audits.  Accurate and complete books of account of the transactions of the LLC will be kept in accordance with the generally accepted accounting principles (GAAP) and at all reasonable times will be available and open to inspection and examination by any Party.  The books and records of the LLC will reflect all the LLC’s transactions and will be appropriate and adequate for the business conducted by the LLC.

Banking and LLC Funds

The funds of the LLC will be placed in such investments and banking account as will be designated by both Parties.  LLC funds will be held in the name of the LLC and will not be commingled with those of any other person or entity.

Confidentiality

In the course of performing Services, the Parties recognize that they may come in contact with or become familiar with information, which the LLC or its subsidiaries or affiliates may consider confidential and may be of value to a competitor. Both Parties agree to keep all such information confidential and not to discuss or divulge it to anyone other than appropriate personnel or their designees.

Miscellaneous

a. Entire Agreement and Amendments.  This Agreement constitutes the entire agreement of the Parties with regard to the subject matter hereof, and replaces and supersedes all other agreements or understandings, whether written or oral. No amendment or extension of the Agreement shall be binding unless in writing and signed by both parties.

b. Binding Effect, Assignment.  This Agreement shall be binding upon and shall inure to the benefit of each Party and its successors and assigns.

c. Governing Law, Severability. The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of any other provision.

d. This Agreement is deemed to include such other reasonable and customary terms as are included in agreements of this type, including, reciprocal representations, warranties and indemnities, notice and cure for alleged breaches, subject to good faith negotiation. In this regard, it is anticipated that the Parties will execute a more formal agreement adopting the terms of this Agreement and incorporating such other terms as the Parties may agree upon following good faith negotiations. Until such time as the Parties enter into a more formal agreement, this Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof, supersedes all prior agreements and understanding, whether written or oral, with respect to the subject matter hereof, and cannot be modified except by written agreement of the Parties.

No provision of this Agreement is intended to be for the benefit of or enforceable by any third party.

IN WITNESS WHEREOF, the parties have executed this Agreement this 12th day of June, 2017.

Bella Costa Designs Inc.

                    /s/ Nelson Perez

 Signature:  ____________________________

                   By: Nelson Perez

                   Title:  President, CEO

                    /s/ Isabel Galicia Rodriguez

Signature:   ________________________________

                   By: Isabel Galicia Rodriguez